Representation and Warranty Reserve	12 Months Ended
Dec. 31, 2017
Representation and Warranty Reserve Disclosures [Abstract]
Representation and Warranty Reserve
Representation and Warranty Reserve

At the time a loan is sold, an estimate of the fair value of the guarantee associated with the mortgage loans is recorded in the representation and warranty reserve in the Consolidated Statements of Financial Condition. This reduces the net gain on loan sales in the Consolidated Statements of Operations.

The following table shows the activity impacting the representation and warranty reserve:

	For the Years Ended December 31,
	2017	2016	2015
	(Dollars in millions)
Balance, beginning of period	$27	$40	$53
Provision (benefit)
Gain on sale reduction for representation and warranty liability	4	5	7
Representation and warranty provision (benefit)	(13)	(19)	(19)
Total	(9)	(14)	(12)
(Charge-offs) recoveries, net	(3)	1	(1)
Balance, end of period	$15	$27	$40